SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund,

Variable Insurance Products Fund II,

Variable Insurance Products Fund III, and

Variable Insurance Products Fund IV

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

VARIABLE INSURANCE PRODUCTS FUND

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS FUND IV

Dear Shareholder:

A special meeting of shareholders of the above-named trusts (the trusts) will be held on July 16, 2024. Appendix A in the enclosed proxy statement contains a list of funds in the trusts (the funds). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder and a valued Fidelity customer, you can make your voice heard.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This letter and accompanying proxy statement contain important information about the proposal and the materials to use when casting your vote.

Please read the enclosed proxy materials and cast your vote on the proxy card(s) or voting instruction form(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal to elect a Board of Trustees has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the best interests of shareholders. They recommend that you vote for this proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) or form(s) before mailing them in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity 1-877-208-0098. We will be glad to help you submit your vote. Thank you for voting your shares and for your confidence in entrusting Fidelity with your investments.

Sincerely,

Robert A. Lawrence

Acting Chairman

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. We have provided a brief overview of the proposal to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to elect a Board of Trustees.

What role does the Board play?

The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

Have the funds’ Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

General Questions on the Proxy

Who is Computershare Fund Services?

Computershare Fund Services is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met (or the required vote is not achieved), the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be adjourned.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is May 20, 2024.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing them in the enclosed postage-paid envelope. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

EQVP24-PXL-0524 1.9912053.100

Important Notice Regarding the Availability of

Proxy Materials for the

Shareholder Meeting to be held on July 16, 2024

The Letter to Shareholders, Notice of Meeting, and

Proxy Statement are available at https://www.proxy-direct.com/Fidelity.

VARIABLE INSURANCE PRODUCTS FUND

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS FUND IV

245 Summer Street, Boston, Massachusetts 02210

1-800-596-3222

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held on July 16, 2024, at 8:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on May 20, 2024, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                 By order of the Board of Trustees,

                 MARGARET CAREY

                 Secretary and Chief Legal Officer

May 20, 2024

Your vote is important – please vote your shares promptly.

The Meeting will be held in a virtual format only. Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting by means of remote audio communication at meetnow.global/MQZDHHG. You will not be able to attend the Meeting in person. You will be required to enter the control number found on your proxy card, voting instruction form or notice you previously received. If you have lost or misplaced your control number, please email Computershare Fund Services, the proxy tabulator for the Meeting (“Computershare”), at shareholdermeetings@computershare.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number.

Questions from shareholders to be considered at the Meeting must be submitted to Computershare at shareholdermeetings@computershare.com no later than 8:00 a.m. ET on Monday, July 15, 2024.

Variable product owners should indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. Please contact your insurance company for additional information regarding voting deadlines.

INSTRUCTIONS FOR EXECUTING PROXY CARD

OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS FUND IV

TO BE HELD ON JULY 16, 2024

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on July 16, 2024 at 8:00 a.m. ET. The Board of Trustees and Fidelity Management & Research Company LLC (FMR) have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person. Appendix A contains a list of the funds in each trust (the funds).

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of the this Proxy Statement and the accompanying proxy card or voting instruction form on or about May 20, 2024. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, Computershare Limited (Computershare) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. Computershare may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

Unless otherwise indicated in Appendix A, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

For a fund whose management contract with FMR obligates FMR to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Appendix A lists each fund’s auditor and fiscal year end. The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix C. The principal business address of Fidelity Distributors Company LLC, each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy or voting instruction form is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy or voting instruction form, or by attending the virtual Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Most insurance company variable accounts will vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page 2.

One-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of March 31, 2024 are indicated in Appendix D.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix E.

Certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposal 1. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on May 20, 2024 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the

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funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on May 20, 2024, will be entitled to submit instructions to their company. For ease of reference, persons with a voting interest in a Variable Account may be referred to as “shareholders” in this Proxy Statement.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the virtual Meeting and voting.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-877-208-0098, visit Fidelity’s web site at institutional.fidelity.com, or write to Fidelity Distributors Company LLC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust present or represented by proxy at the Meeting. Votes to ABSTAIN will have no effect.

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PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees of each trust. Pursuant to the provisions of the Declaration of Trust of each trust, the Trustees have determined that the number of Trustees shall be fixed at 13 for all trusts other than Variable Insurance Products Fund and at 14 for Variable Insurance Products Fund. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy.

Appendix F shows the composition of the Board of Trustees of each trust and the length of service of each Trustee and Member of the Advisory Board. All nominees named below are currently Trustees or Advisory Board Members of the trusts and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. With respect to the nominees not previously elected by shareholders of one or more trusts, a third-party search firm identified Vijay C. Advani, Thomas P. Bostick, Thomas A. Kennedy, Oscar Munoz, and Karen B. Peetz as candidates. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. A nominee shall be elected immediately upon shareholder approval. For each such trust other than Variable Insurance Products Fund, the election of the nominees will result in a board comprised of 13 Trustees, and for Variable Insurance Products Fund, the election of the nominees will result in a board comprised of 14 Trustees, the maximum number permitted under the trust’s organizational documents.

Except for Mr. Advani and Ms. Peetz, each of the nominees currently oversees 323 Fidelity funds. Mr. Advani currently oversees 216 Fidelity funds. Ms. Peetz is currently a Member of the Advisory Board of each trust and has served in that capacity continuously since originally appointed.

Jonathan Chiel currently serves as trustee of Variable Insurance Products Fund. Mr. Chiel is not nominated for election by shareholders but will continue to serve as a Trustee of such trust following the election of the nominees. Mr. Chiel currently oversees 192 Fidelity funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

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Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+

The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

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Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Vijay C. Advani (1960)

Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).

Thomas P. Bostick (1956)

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

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Donald F. Donahue (1950)

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).

Vicki L. Fuller (1957)

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

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Patricia L. Kampling (1959)

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).

Oscar Munoz (1959)

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

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Karen B. Peetz (1955)

Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).

David M. Thomas (1949)

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

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Susan Tomasky (1953)

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

+

The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of March 31, 2024, the Trustees and nominees for election as Trustee and the officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares apart from Fidelity Climate Action Fund. As of March 31, 2024, the Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Climate Action Fund owned, in the aggregate, 1.67% of Fidelity Climate Action Fund’s total outstanding shares.

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During the period June 1, 2022 through March 31, 2024, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Each trust’s Board met nine times during the fiscal year ended December 31, 2023.

For more information about the current Trustees who are not nominees in this Proxy Statement, refer to the section entitled “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of March 31, 2024 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee or Trustees is included in Appendix G.

Trustee compensation information for each fund covered by this Proxy Statement is included in Appendix H.

The Board of Trustees recommends

that shareholders vote FOR the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

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TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix F shows the composition of the Board of Trustees of each trust and the Advisory Board Members, if any, of each trust. The officers of the funds include: Heather Bonner, Craig S. Brown, John J. Burke III, Margaret Carey, William C. Coffey, Timothy M. Cohen, Jonathan Davis, Laura M. Del Prato, Colm A. Hogan, Pamela R. Holding, Chris Maher, Jason P. Pogorelec, Brett Segaloff, Stacie M. Smith, and Jim Wegmann. Additional information about Mr. Chiel and the officers of the funds can be found in the following table.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.
+

The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

The officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Information about Ms. Peetz, a nominee, is included in Proposal 1. Correspondence intended for each officer and Advisory Board Member may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

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Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2022

Deputy Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

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William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. Mr. Coffey is a Senior Vice President, Deputy General Counsel (2010-present) and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, or Senior Vice President of certain Fidelity entities and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Mr. Cohen serves as Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019) and Head of Global Equity Research (2016-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

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Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding is Co-Head of Equity (2018-present) and is an employee of Fidelity Investments. Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance (2020-present) and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present) and Ballyrock Investment Advisors LLC (2023-present). Previously, Mr. Pogorelec served as a Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

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Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Thomas serve as Lead Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds’ Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On

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occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), the adviser’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 9 standing committees. The members of each committee are Independent Trustees. Advisory Board Members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Thomas currently serving as Chair and Mr. Wiley serving as Vice Chair. The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2023, the committee held ten meetings.

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The Fair Value Oversight Committee is composed of Mses. Fuller (Chair) and Tomasky, and Messrs. Advani, Bostick, and Donahue. The Fair Value Oversight Committee oversees the valuation of fund investments by the valuation designee, receives and reviews related reports and information, and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. During the fiscal year ended December 31, 2023, the committee held four meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Tomasky (Chair) and Messrs. Advani, Bostick, Donahue, and Munoz) and the Equity II Committee (composed of Messrs. Kennedy (Chair), Thomas, and Wiley, and Mses. Fuller, Kampling, and Peetz). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund’s investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee’s review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group’s deliberations. During the fiscal year ended December 31, 2023, the Equity I Committee and the Equity II Committee each held six meetings.

The Shareholder, Distribution, Brokerage and Proxy Voting Committee is composed of Ms. Kampling (Chair) and Messrs. Kennedy, Munoz, Thomas, and Wiley. Regarding shareholder services, the committee considers the structure and amount of the funds’ transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of

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classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder’s fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. Regarding proxy voting, the committee reviews the fund’s proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund’s investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund’s annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR’s recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended December 31, 2023, the committee held five meetings.

The Audit Committee is composed of Messrs. Donahue (Chair), Advani, and Kennedy, and Mses. Peetz and Tomasky. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ independent auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the independent auditors employed by the funds. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the systems relating to internal control over financial reporting of the funds and the funds’ service providers; (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) the handling of whistleblower reports relating to internal accounting and/or financial control matters; (v) the accounting policies and disclosures of the funds; and (vi) studies of fund profitability and other comparative analyses relevant to the board’s consideration of the investment management contracts for the funds. The committee considers and acts upon (i) the provision by any independent auditor of any non-audit services for any fund, and (ii) the provision by any independent auditor of certain non-audit services to fund service providers and their affiliates to the extent that such

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approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by independent auditors of the funds. The committee is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any independent auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the independent auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It will discuss regularly and oversee the review of internal controls of and the management of risks by the funds and their service providers with respect to accounting and financial matters (including financial reporting relating to the funds), including a review of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers’ internal control over financial reporting. The committee will also review periodically the funds’ major exposures relating to internal control over financial reporting and the steps that have been taken to monitor and control such exposures. In connection to such reviews the committee will receive periodic reports on the funds’ service providers’ internal control over financial reporting. It will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chairs of other committees, as appropriate. The committee reviews at least annually a report from each independent auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with FMR, the funds’ Treasurer, independent auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ Treasurer, independent auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. During the fiscal year ended December 31, 2023, the committee held six meetings.

The Governance and Nominating Committee is composed of Messrs. Thomas (Chair), Donahue, and Wiley, and Ms. Fuller. With respect to fund governance and board

20

administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance, and other developments in mutual fund governance. The committee reports regularly to the Independent Trustees with respect to these activities. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or

21

other advisers as it deems necessary. The committee will consider Independent Trustee candidates to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2023, the committee held ten meetings.

The Compliance Committee is composed of Messrs. Wiley (Chair), Bostick, and Munoz, and Mses. Fuller, Kampling, and Peetz. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, oversees the annual performance review and compensation of the CCO, and makes recommendations to the Board with respect to the removal of the appointed CCO, as appropriate. The committee receives reports of significant corre-

22

spondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds’ compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2023, the committee held five meetings.

The Research Committee is composed of all of the Independent Trustees, with Mr. Bostick currently serving as Chair. The Committee’s purpose is to assess the quality of the investment research available to FMR’s investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR’s internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR’s research function. During the fiscal year ended December 31, 2023, the committee held six meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that

23

any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix I presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix J presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix K presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

24

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO INSURANCE COMPANIES

Please advise the trusts, in care of Client Services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

25

EXHIBIT 1

EQUITY AND HIGH INCOME FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A. Background

The investment companies managed or administered by Fidelity Management & Research Company or its affiliates (collectively, “Fidelity”) comprising the Equity and High Income Funds of the Fidelity Funds are referred to as the “Funds”; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and other Trustees are referred to as the “Management Trustees.” The Board of Trustees, including at least a majority of the Independent Trustees, has adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee. The Governance and Nominating Committee is referred to herein as the “Committee.”

B. Purposes of the Committee

The purposes of the Committee are as follows:

(1) To identify individuals qualified to serve as Independent Trustees.

(2) To advise the Board of Trustees with respect to Board composition, procedures and committees.

(3) To oversee periodic self-assessments of the Board of Trustees and committees of the Board of Directors.

(4) To monitor corporate governance matters and make recommendations in respect thereof to the Board of Trustees.

(5) To act as the administrative committee with respect to Board of Trustees policies and procedures, committee policies and procedures and codes of ethics as they relate to Independent Directors.

(6) To review and make recommendations to the Board of Directors in respect of Independent Director compensation.

C. Composition of the Committee

All members of the Committee will be Independent Trustees. The members and the Chair of the Committee will be determined annually by vote of the Independent Trustees, upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, may be invited to attend meetings of the Committee.

Ex1-1

D. Chair; Functions of the Chair

An Independent Trustee will act as Chair of the Committee (the “Chair”). The Chair will have the following responsibilities:

(1) The Chair will preside at all meetings of the Committee. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair will be responsible for reviewing and providing direction on meeting agendas.

(3) The Chair will coordinate with the chairs of other committees as appropriate.

(4) At meetings of the Operations Committee or the Board of Trustees the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(6) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

E. Meetings and Procedures of the Committee

(1) The Committee will normally meet each time the full Board meets, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust or other charter document of the applicable Fund, the Bylaws of such Fund and this Charter.

(3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of members required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the applicable Fund.

F. Particular Actions of the Committee

(1) Governance Functions

(a) Periodically review Board and Committee procedures and Committee Charters.

Ex1-2

(b) Periodically review Independent Trustee compensation and recommend any changes deemed by the Committee to be appropriate.

(c) Make recommendations on the frequency and structure of Board of Trustees meetings.

(d) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(e) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(f) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(g) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(h) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(i) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(j) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(k) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(l) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(m) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and

Ex1-3

procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(n) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

(o) Oversee the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance. The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

(2) Nominating Functions

(a) Identification of Candidates

(i) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(ii) Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(iii) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(iv) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. In accordance with the definition of “advisory board” in Section 2(a)(1) of the Investment Company Act of 1940, any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of

Ex1-4

an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(v) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

G. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Funds’ independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

H. Self-Assessment; Amendment of Charter

The Committee shall, on an annual basis, assess its performance. The Committee shall address such matters as the Committee considers relevant to its performance. The Committee shall report to the Board on an annual basis the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to a Fund’s or the Board’s policies or procedures. This report may be oral or written. The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

Ex1-5

APPENDIX A

List of trusts and funds, most recent fiscal year ends, and fund auditors.

TRUST/Fund	Auditor[1]	FYE

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	PwC	12/31/23

VIP Floating Rate High Income Portfolio	PwC	12/31/23

VIP Growth Portfolio	PwC	12/31/23

VIP High Income Portfolio	PwC	12/31/23

VIP Overseas Portfolio	PwC	12/31/23

VIP Stock Selector All Cap Portfolio	PwC	12/31/23

VIP Value Portfolio	Deloitte	12/31/23

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	Deloitte	12/31/23

VIP Disciplined Small Cap Portfolio	Deloitte	12/31/23

VIP Emerging Markets Portfolio	Deloitte	12/31/23

VIP Extended Market Index Portfolio	Deloitte	12/31/23

VIP Index 500 Portfolio	Deloitte	12/31/23

VIP International Capital Appreciation Portfolio	PwC	12/31/23

VIP International Index Portfolio	Deloitte	12/31/23

VIP Total Market Index Portfolio	Deloitte	12/31/23

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	Deloitte	12/31/23

VIP Dynamic Capital Appreciation Portfolio	Deloitte	12/31/23

VIP Growth & Income Portfolio	Deloitte	12/31/23

VIP Growth Opportunities Portfolio	Deloitte	12/31/23

VIP Mid Cap Portfolio	PwC	12/31/23

VIP Value Strategies Portfolio	Deloitte	12/31/23

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	PwC	12/31/23

VIP Consumer Discretionary Portfolio	PwC	12/31/23

VIP Consumer Staples Portfolio	PwC	12/31/23

VIP Energy Portfolio	PwC	12/31/23

VIP Financials Portfolio	PwC	12/31/23

VIP Health Care Portfolio	PwC	12/31/23

VIP Industrials Portfolio	PwC	12/31/23

VIP Materials Portfolio	PwC	12/31/23

VIP Real Estate Portfolio	PwC	12/31/23

VIP Technology Portfolio	PwC	12/31/23

VIP Utilities Portfolio	PwC	12/31/23

[1]	“PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.

[2]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by FMR.

A-1

APPENDIX B

Estimated aggregate costs for services to be provided by Computershare to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	$350	$150

VIP Floating Rate High Income Portfolio	$350	$150

VIP Growth Portfolio	$350	$150

VIP High Income Portfolio	$350	$150

VIP Overseas Portfolio	$350	$150

VIP Stock Selector All Cap Portfolio	$350	$150

VIP Value Portfolio	$350	$150

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	$350	$150

VIP Disciplined Small Cap Portfolio	$350	$150

VIP Emerging Markets Portfolio	$350	$150

VIP Extended Market Index Portfolio	$350	$150

VIP Index 500 Portfolio	$350	$150

VIP International Capital Appreciation Portfolio	$350	$150

VIP International Index Portfolio	$350	$150

VIP Total Market Index Portfolio	$350	$150

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	$350	$150

VIP Dynamic Capital Appreciation Portfolio	$350	$150

VIP Growth & Income Portfolio	$350	$150

VIP Growth Opportunities Portfolio	$350	$150

VIP Mid Cap Portfolio	$350	$150

VIP Value Strategies Portfolio	$350	$150

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	$350	$150

VIP Consumer Discretionary Portfolio	$350	$150

VIP Consumer Staples Portfolio	$350	$150

VIP Energy Portfolio	$350	$150

VIP Financials Portfolio	$350	$150

VIP Health Care Portfolio	$350	$150

B-1

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

VARIABLE INSURANCE PRODUCTS FUND IV (continued)

VIP Industrials Portfolio	$350	$150

VIP Materials Portfolio	$350	$150

VIP Real Estate Portfolio	$350	$150

VIP Technology Portfolio	$350	$150

VIP Utilities Portfolio	$350	$150

B-2

APPENDIX C

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Geode[7]

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	X	X	X	–	–	–

VIP Floating Rate High Income Portfolio	X	X	X	–	–	–

VIP Growth Portfolio	X	X	X	–	–	–

VIP High Income Portfolio	X	X	X	–	–	–

VIP Overseas Portfolio	X	X	X	X	X	–

VIP Stock Selector All Cap Portfolio	X	X	X	–	–	–

VIP Value Portfolio	X	X	X	–	–	–

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	X	X	X	–	–	–

VIP Disciplined Small Cap Portfolio	X	X	X	–	–	–

VIP Emerging Markets Portfolio	X	X	X	X	X	–

VIP Extended Market Index Portfolio	–	–	–	–	–	X

VIP Index 500 Portfolio	–	–	–	–	–	X

VIP International Capital Appreciation Portfolio	X	X	X	X	X	–

VIP International Index Portfolio	–	–	–	–	–	X

VIP Total Market Index Portfolio	–	–	–	–	–	X

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	X	X	X	–	–	–

VIP Dynamic Capital Appreciation Portfolio	X	X	X	–	–	–

VIP Growth & Income Portfolio	X	X	X	–	–	–

VIP Growth Opportunities Portfolio	X	X	X	–	–	–

VIP Mid Cap Portfolio	X	X	X	–	–	–

VIP Value Strategies Portfolio	X	X	X	–	–	–

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	X	X	X	–	–	–

VIP Consumer Discretionary Portfolio	X	X	X	–	–	–

VIP Consumer Staples Portfolio	X	X	X	–	–	–

C-1

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIA (UK)[6]	Geode[7]

VARIABLE INSURANCE PRODUCTS FUND IV (continued)

VIP Energy Portfolio	X	X	X	–	–	–

VIP Financials Portfolio	X	X	X	–	–	–

VIP Health Care Portfolio	X	X	X	–	–	–

VIP Industrials Portfolio	X	X	X	–	–	–

VIP Materials Portfolio	X	X	X	–	–	–

VIP Real Estate Portfolio	X	X	X	–	–	–

VIP Technology Portfolio	X	X	X	–	–	–

VIP Utilities Portfolio	X	X	X	–	–	–

[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.

[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.

[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

[4]	The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

[5]	The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032.

[6]	The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Beech Gate Millfield Lane Lower Kingswood, Tadworth, Surrey KT20 6RP, United Kingdom.

[7]	The principal business address of Geode Capital Management, LLC (Geode) is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

C-2

APPENDIX D

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

Trust/Fund	Number of Shares Outstanding as of March 31, 2024
VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio – Investor Class	25,293,405.71

VIP Equity-Income Portfolio – Initial Class	131,938,871.69

VIP Equity-Income Portfolio – Service Class	11,351,765.73

VIP Equity-Income Portfolio – Service Class 2	63,016,645.86

VIP Floating Rate High Income Portfolio – Initial Class	7,107,601.55

VIP Floating Rate High Income Portfolio – Investor Class	30,482,126.04

VIP Growth Portfolio – Initial Class	49,327,001.71

VIP Growth Portfolio – Investor Class	12,360,450.30

VIP Growth Portfolio – Service Class	13,688,348.83

VIP Growth Portfolio – Service Class 2	20,828,808.24

VIP High Income Portfolio – Initial Class	50,990,718.51

VIP High Income Portfolio – Investor Class	72,903,815.49

VIP High Income Portfolio – Service Class	13,795,347.50

VIP High Income Portfolio – Service Class 2	29,894,476.13

VIP Overseas Portfolio – Initial Class	35,994,944.26

VIP Overseas Portfolio – Investor Class	15,851,262.34

VIP Overseas Portfolio – Service Class	5,413,256.13

VIP Overseas Portfolio – Service Class 2	12,580,280.99

VIP Stock Selector All Cap Portfolio – Initial Class	10,000.00

VIP Stock Selector All Cap Portfolio – Investor Class	420,716,829.29

VIP Stock Selector All Cap Portfolio – Service Class	10,000.00

VIP Stock Selector All Cap Portfolio – Service Class 2	10,000.00

VIP Value Portfolio – Initial Class	7,071,558.08

VIP Value Portfolio – Investor Class	16,856,644.46

VIP Value Portfolio – Service Class	14,863.28

VIP Value Portfolio – Service Class 2	3,680,450.15

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio – Initial Class	173,372,810.44

VIP Contrafund Portfolio – Investor Class	48,835,896.79

VIP Contrafund Portfolio – Service Class	32,605,089.29

VIP Contrafund Portfolio – Service Class 2	165,391,841.73

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

VARIABLE INSURANCE PRODUCTS FUND II (continued)

VIP Disciplined Small Cap Portfolio – Initial Class	1,815,124.37

VIP Disciplined Small Cap Portfolio – Investor Class	19,871,466.51

VIP Disciplined Small Cap Portfolio – Service Class	14,727.70

VIP Disciplined Small Cap Portfolio – Service Class 2	1,883,893.95

VIP Emerging Markets Portfolio – Initial Class	45,825,368.70

VIP Emerging Markets Portfolio – Investor Class	19,468,697.03

VIP Emerging Markets Portfolio – Service Class	19,248,548.39

VIP Emerging Markets Portfolio – Service Class 2	15,218,695.33

VIP Extended Market Index Portfolio – Initial Class	12,722,081.26

VIP Extended Market Index Portfolio – Service Class	4,019,390.51

VIP Extended Market Index Portfolio – Service Class 2	648,515.82

VIP Index 500 Portfolio – Initial Class	23,862,064.37

VIP Index 500 Portfolio – Service Class	398,022.24

VIP Index 500 Portfolio – Service Class 2	5,060,610.96

VIP International Capital Appreciation Portfolio – Initial Class	8,631,504.28

VIP International Capital Appreciation Portfolio – Investor Class	16,228,410.63

VIP International Capital Appreciation Portfolio – Service Class	197,432.39

VIP International Capital Appreciation Portfolio – Service Class 2	5,131,605.86

VIP International Index Portfolio – Initial Class	41,488,914.95

VIP International Index Portfolio – Service Class	1,134,662.22

VIP International Index Portfolio – Service Class 2	8,792,605.02

VIP Total Market Index Portfolio – Initial Class	46,787,352.53

VIP Total Market Index Portfolio – Service Class	207,806.83

VIP Total Market Index Portfolio – Service Class 2	3,485,421.08

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio – Initial Class	13,803,370.43

VIP Balanced Portfolio – Investor Class	181,602,217.50

VIP Balanced Portfolio – Service Class	1,668,194.53

VIP Balanced Portfolio – Service Class 2	122,599,895.13

VIP Dynamic Capital Appreciation Portfolio – Initial Class	1,601,309.36

VIP Dynamic Capital Appreciation Portfolio – Investor Class	11,873,632.48

VIP Dynamic Capital Appreciation Portfolio – Service Class	30,195.15

VIP Dynamic Capital Appreciation Portfolio – Service Class 2	985,469.06

VIP Growth & Income Portfolio – Initial Class	14,921,659.14

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

VARIABLE INSURANCE PRODUCTS FUND III (continued)

VIP Growth & Income Portfolio – Investor Class	15,752,309.28

VIP Growth & Income Portfolio – Service Class	4,627,673.51

VIP Growth & Income Portfolio – Service Class 2	45,367,039.50

VIP Growth Opportunities Portfolio – Initial Class	7,948,653.02

VIP Growth Opportunities Portfolio – Investor Class	16,478,689.24

VIP Growth Opportunities Portfolio – Service Class	2,050,057.92

VIP Growth Opportunities Portfolio – Service Class 2	21,533,205.13

VIP Mid Cap Portfolio – Initial Class	41,393,082.09

VIP Mid Cap Portfolio – Investor Class	18,176,295.77

VIP Mid Cap Portfolio – Service Class	18,265,113.51

VIP Mid Cap Portfolio – Service Class 2	117,182,798.15

VIP Value Strategies Portfolio – Initial Class	6,170,486.33

VIP Value Strategies Portfolio – Investor Class	13,748,048.47

VIP Value Strategies Portfolio – Service Class	1,911,663.13

VIP Value Strategies Portfolio – Service Class 2	20,784,673.70

VARIABLE INSURANCE PRODICUST FUND IV

VIP Communication Services Portfolio – Initial Class	1,267,132.04

VIP Communication Services Portfolio – Investor Class	9,692,359.55

VIP Consumer Discretionary Portfolio – Initial Class	618,948.38

VIP Consumer Discretionary Portfolio – Investor Class	6,355,299.90

VIP Consumer Discretionary Portfolio – Service Class 2	9,755.79

VIP Consumer Staples Portfolio – Initial Class	1,186,168.03

VIP Consumer Staples Portfolio – Investor Class	11,712,150.78

VIP Consumer Staples Portfolio – Service Class 2	37,639.33

VIP Energy Portfolio – Initial Class	1,869,787.89

VIP Energy Portfolio – Investor Class	9,561,193.11

VIP Energy Portfolio – Service Class 2	8,523,969.28

VIP Financials Portfolio – Initial Class	1,591,261.99

VIP Financials Portfolio – Investor Class	12,043,962.58

VIP Financials Portfolio – Service Class 2	28,562.04

VIP Health Care Portfolio – Initial Class	3,466,994.91

VIP Health Care Portfolio – Investor Class	20,967,263.30

VIP Health Care Portfolio – Service Class 2	8,587,642.02

VIP Industrials Portfolio – Initial Class	1,340,738.29

Trust/Fund	Number of Shares Outstanding as of March 31, 2024

VARIABLE INSURANCE PRODICUST FUND IV (continued)

VIP Industrials Portfolio – Investor Class	7,699,888.09

VIP Materials Portfolio – Initial Class	673,268.86

VIP Materials Portfolio – Investor Class	3,751,705.77

VIP Real Estate Portfolio – Initial Class	3,652,320.99

VIP Real Estate Portfolio – Investor Class	8,557,909.66

VIP Real Estate Portfolio – Service Class	709,529.90

VIP Real Estate Portfolio – Service Class 2	8,231,578.40

VIP Technology Portfolio – Initial Class	12,671,147.90

VIP Technology Portfolio – Investor Class	57,574,936.54

VIP Technology Portfolio – Service Class 2	371,822.81

VIP Utilities Portfolio – Initial Class	1,674,267.06

VIP Utilities Portfolio – Investor Class	8,369,275.63

APPENDIX E

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on March 31, 2024 was as follows:

Class Name	Owner Name	City	State	Ownership %
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio – Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	12.56%
VIP Equity-Income Portfolio – Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	9.84%
VIP Equity-Income Portfolio – Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	9.48%
VIP Equity-Income Portfolio – Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	6.52%
VIP Equity-Income Portfolio – Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	5.17%
VIP Equity-Income Portfolio – Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	79.78%
VIP Equity-Income Portfolio – Service Class 2	NYLIAC	PARSIPPANY	NJ	30.60%
VIP Equity-Income Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	23.53%
VIP Equity-Income Portfolio – Service Class 2	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	10.18%
VIP Equity-Income Portfolio – Service Class 2	AUGUSTAR LIFE INSURANCE COMPANY	MONTGOMERY	OH	9.33%
VIP Floating Rate High Income Portfolio – Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	38.19%
VIP Floating Rate High Income Portfolio – Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	23.31%
VIP Floating Rate High Income Portfolio – Initial Class	AXCELUS FINANCIAL LIFE INSURANCE	PHILADELPHIA	PA	11.13%
VIP Growth Portfolio – Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	18.01%
VIP Growth Portfolio – Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	16.20%
VIP Growth Portfolio – Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	44.97%
VIP Growth Portfolio – Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	32.54%
VIP Growth Portfolio – Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.15%
VIP Growth Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.77%
VIP Growth Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	48.04%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND (continued)
VIP Growth Portfolio – Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	22.98%
VIP Growth Portfolio – Service Class 2	AUGUSTAR LIFE INSURANCE COMPANY	MONTGOMERY	OH	6.31%
VIP High Income Portfolio – Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.99%
VIP High Income Portfolio – Initial Class	AMERITAS	LINCOLN	NE	7.49%
VIP High Income Portfolio – Initial Class	AUL	INDIANAPOLIS	IN	6.46%
VIP High Income Portfolio – Initial Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.38%
VIP High Income Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	91.15%
VIP High Income Portfolio – Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.82%
VIP High Income Portfolio – Service Class 2	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	5.31%
VIP High Income Portfolio – Service Class 2	AMERITAS	LINCOLN	NE	29.18%
VIP High Income Portfolio – Service Class 2	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	19.70%
VIP High Income Portfolio – Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	13.51%
VIP High Income Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	11.65%
VIP High Income Portfolio – Service Class 2	FARM BUREAU LIFE INSURANCE COMPANY	WEST DES MOINES	IA	8.35%
VIP Overseas Portfolio – Initial Class	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	13.95%
VIP Overseas Portfolio – Initial Class	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	8.61%
VIP Overseas Portfolio – Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.61%
VIP Overseas Portfolio – Initial Class	VIP FREEDOM 2040 PORTFOLIO	BOSTON	MA	8.04%
VIP Overseas Portfolio – Initial Class	VIP FREEDOM 2035 PORTFOLIO	BOSTON	MA	7.03%
VIP Overseas Portfolio – Initial Class	VIP FREEDOM 2025 PORTFOLIO	BOSTON	MA	6.58%
VIP Overseas Portfolio – Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO	BOSTON	MA	16.13%
VIP Overseas Portfolio – Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO	BOSTON	MA	8.96%
VIP Overseas Portfolio – Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO	BOSTON	MA	6.41%
VIP Overseas Portfolio – Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	48.22%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND (continued)
VIP Overseas Portfolio – Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	20.03%
VIP Overseas Portfolio – Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	15.82%
VIP Overseas Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.54%
VIP Overseas Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	34.45%
VIP Overseas Portfolio – Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	24.76%
VIP Overseas Portfolio – Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	18.33%
VIP Overseas Portfolio – Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	5.59%
VIP Stock Selector All Cap Portfolio – Initial Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Stock Selector All Cap Portfolio – Investor Class	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	43.97%
VIP Stock Selector All Cap Portfolio – Investor Class	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	28.75%
VIP Stock Selector All Cap Portfolio – Investor Class	VIP FUNDSMANAGER 70% PORTFOLIO	BOSTON	MA	16.49%
VIP Stock Selector All Cap Portfolio – Investor Class	VIP FUNDSMANAGER 85% PORTFOLIO	BOSTON	MA	7.13%
VIP Stock Selector All Cap Portfolio – Service Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Stock Selector All Cap Portfolio – Service Class 2	FMR CAPITAL	BOSTON	MA	100.00%
VIP Value Portfolio – Initial Class	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	16.63%
VIP Value Portfolio – Initial Class	VIP FREEDOM 2040 PORTFOLIO	BOSTON	MA	10.10%
VIP Value Portfolio – Initial Class	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	9.72%
VIP Value Portfolio – Initial Class	VIP FREEDOM 2035 PORTFOLIO	BOSTON	MA	8.62%
VIP Value Portfolio – Initial Class	VIP FREEDOM 2025 PORTFOLIO	BOSTON	MA	7.66%
VIP Value Portfolio – Initial Class	VIP FREEDOM 2045 PORTFOLIO	BOSTON	MA	5.90%
VIP Value Portfolio – Initial Class	VIP FREEDOM 2050 PORTFOLIO	BOSTON	MA	5.26%
VIP Value Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	69.09%
VIP Value Portfolio – Service Class	FMR CAPITAL	BOSTON	MA	30.91%
VIP Value Portfolio – Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	49.30%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND (continued)
VIP Value Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	28.48%
VIP Value Portfolio – Service Class 2	EQUITABLE FINANCIAL LIFE INSURANCE	BOSTON	MA	10.98%
VIP Value Portfolio – Service Class 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	5.09%

VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio – Initial Class	VOYA RETIREMENT INSURANCE AND ANNUITY CO	WEST CHESTER	PA	20.44%
VIP Contrafund Portfolio – Initial Class	NORTHWESTERN MUTUAL LIFE INSURANCE	MILWAUKEE	WI	11.53%
VIP Contrafund Portfolio – Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	11.16%
VIP Contrafund Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	6.84%
VIP Contrafund Portfolio – Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	51.53%
VIP Contrafund Portfolio – Service Class	BRIGHTHOUSE LIFE INSURANCE COMPANY	CHARLOTTE	NC	10.85%
VIP Contrafund Portfolio – Service Class	SECURITY BENEFIT GROUP	TOPEKA	KS	9.86%
VIP Contrafund Portfolio – Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	18.71%
VIP Contrafund Portfolio – Service Class 2	NYLIAC	PARSIPPANY	NJ	17.76%
VIP Contrafund Portfolio – Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	11.30%
VIP Contrafund Portfolio – Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	8.20%
VIP Contrafund Portfolio – Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	6.44%
VIP Disciplined Small Cap Portfolio – Initial Class	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	8.52%
VIP Disciplined Small Cap Portfolio – Service Class	FMR CAPITAL	BOSTON	MA	100.00%
VIP Disciplined Small Cap Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	72.60%
VIP Disciplined Small Cap Portfolio – Service Class 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	8.66%
VIP Disciplined Small Cap Portfolio – Service Class 2	NATIONAL INTEGRITY	CINCINNATI	OH	6.48%
VIP Disciplined Small Cap Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.20%
VIP Emerging Markets Portfolio – Initial Class	CHARLES SCHWAB & CO INC	SAN FRANCISCO	CA	8.28%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND II (continued)
VIP Emerging Markets Portfolio – Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	25.60%
VIP Emerging Markets Portfolio – Initial Class	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	13.91%
VIP Emerging Markets Portfolio – Initial Class	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	9.16%
VIP Emerging Markets Portfolio – Initial Class	VIP FREEDOM 2040 PORTFOLIO	BOSTON	MA	7.48%
VIP Emerging Markets Portfolio – Initial Class	VIP FREEDOM 2035 PORTFOLIO	BOSTON	MA	6.77%
VIP Emerging Markets Portfolio – Initial Class	VIP FREEDOM 2025 PORTFOLIO	BOSTON	MA	6.68%
VIP Emerging Markets Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	6.09%
VIP Emerging Markets Portfolio – Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO	BOSTON	MA	16.71%
VIP Emerging Markets Portfolio – Investor Class	VIP INVESTOR FREEDOM 2025 PORTFOLIO	BOSTON	MA	9.51%
VIP Emerging Markets Portfolio – Investor Class	VIP INVESTOR FREEDOM 2020 PORTFOLIO	BOSTON	MA	7.13%
VIP Emerging Markets Portfolio – Service Class	PRUDENTIAL LIFE INSURANCE CO	ROSELAND	NJ	59.29%
VIP Emerging Markets Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	34.29%
VIP Emerging Markets Portfolio – Service Class 2	NYLIAC	PARSIPPANY	NJ	41.69%
VIP Emerging Markets Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	36.83%
VIP Emerging Markets Portfolio – Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	12.60%
VIP Extended Market Index Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	7.60%
VIP Extended Market Index Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	95.28%
VIP Extended Market Index Portfolio – Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	47.64%
VIP Extended Market Index Portfolio – Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	29.59%
VIP Extended Market Index Portfolio – Service Class 2	MASSMUTUAL LIFE	SPRINGFIELD	MA	5.86%
VIP Extended Market Index Portfolio – Service Class 2	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	5.82%
VIP Extended Market Index Portfolio – Service Class 2	PROTECTIVE LIFE INSURANCE CO	BIRMINGHAM	AL	5.59%
VIP Index 500 Portfolio – Initial Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	6.70%
VIP Index 500 Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	6.65%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND II (continued)
VIP Index 500 Portfolio – Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	49.10%
VIP Index 500 Portfolio – Service Class	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	18.97%
VIP Index 500 Portfolio – Service Class	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	10.49%
VIP Index 500 Portfolio – Service Class	LINCOLN BENEFIT LIFE COMPANY	PALATINE	IL	7.73%
VIP Index 500 Portfolio – Service Class	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.32%
VIP Index 500 Portfolio – Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	31.48%
VIP Index 500 Portfolio – Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	26.93%
VIP Index 500 Portfolio – Service Class 2	PRUDENTIAL LIFE INSURANCE COMPANY	NEWARK	NJ	21.84%
VIP Index 500 Portfolio – Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.76%
VIP International Capital Appreciation Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	86.01%
VIP International Capital Appreciation Portfolio – Service Class	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	64.31%
VIP International Capital Appreciation Portfolio – Service Class	PROTECTIVE LIFE AND ANNUITY	GREENWOOD VILLAGE	CO	27.92%
VIP International Capital Appreciation Portfolio – Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	45.00%
VIP International Capital Appreciation Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	37.25%
VIP International Index Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	23.17%
VIP International Index Portfolio – Initial Class	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	5.90%
VIP International Index Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	93.03%
VIP International Index Portfolio – Service Class	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	6.04%
VIP International Index Portfolio – Service Class 2	NYLIAC	PARSIPPANY	NJ	61.84%
VIP International Index Portfolio – Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	11.78%
VIP International Index Portfolio – Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	11.66%
VIP International Index Portfolio – Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	9.72%
VIP Total Market Index Portfolio – Initial Class	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	8.62%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND II (continued)
VIP Total Market Index Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.09%
VIP Total Market Index Portfolio – Service Class 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	55.43%
VIP Total Market Index Portfolio – Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	18.84%
VIP Total Market Index Portfolio – Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	17.43%
VIP Total Market Index Portfolio – Service Class 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	6.00%

VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio – Initial Class	ZURICH AMERICAN LIFE INSURANCE	NEW YORK	NY	16.19%
VIP Balanced Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	95.82%
VIP Balanced Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	47.48%
VIP Balanced Portfolio – Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	18.20%
VIP Balanced Portfolio – Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	16.17%
VIP Dynamic Capital Appreciation Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.62%
VIP Dynamic Capital Appreciation Portfolio – Service Class 2	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	51.85%
VIP Dynamic Capital Appreciation Portfolio – Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.70%
VIP Dynamic Capital Appreciation Portfolio – Service Class 2	GENWORTH LIFE AND ANNUITY	RICHMOND	VA	9.66%
VIP Dynamic Capital Appreciation Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.32%
VIP Dynamic Capital Appreciation Portfolio – Service Class 2	PRUDENTIAL LIFE INSURANCE CO	WINDSOR	CT	5.13%
VIP Growth & Income Portfolio – Initial Class	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	10.50%
VIP Growth & Income Portfolio – Initial Class	VIP FREEDOM 2040 PORTFOLIO	BOSTON	MA	6.39%
VIP Growth & Income Portfolio – Initial Class	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	6.13%
VIP Growth & Income Portfolio – Initial Class	VIP FREEDOM 2035 PORTFOLIO	BOSTON	MA	5.45%
VIP Growth & Income Portfolio – Investor Class	VIP INVESTOR FREEDOM 2030 PORTFOLIO	BOSTON	MA	5.13%
VIP Growth & Income Portfolio – Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	78.20%
VIP Growth & Income Portfolio – Service Class	WOODMEN OF THE WORLD	OMAHA	NE	14.02%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND III (continued)
VIP Growth & Income Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	74.92%
VIP Growth & Income Portfolio – Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	11.61%
VIP Growth & Income Portfolio – Service Class 2	KANSAS CITY LIFE INSURANCE COMPANY	MADISON	WI	5.02%
VIP Growth Opportunities Portfolio – Initial Class	LEGG MASON PARTNERS FUND ADVISERS	PITTSBURGH	PA	25.93%
VIP Growth Opportunities Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	11.91%
VIP Growth Opportunities Portfolio – Initial Class	MIDLAND NATIONAL LIFE INSURANCE	DES MOINES	IA	5.20%
VIP Growth Opportunities Portfolio – Service Class	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	48.68%
VIP Growth Opportunities Portfolio – Service Class	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	17.65%
VIP Growth Opportunities Portfolio – Service Class	THE GUARDIAN INSURANCE & ANNUITY CO	BETHLEHEM	PA	11.51%
VIP Growth Opportunities Portfolio – Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	9.01%
VIP Growth Opportunities Portfolio – Service Class 2	NYLIAC	PARSIPPANY	NJ	82.73%
VIP Mid Cap Portfolio – Initial Class	NORTHWESTERN MUTUAL LIFE INSURANCE	MILWAUKEE	WI	43.87%
VIP Mid Cap Portfolio – Initial Class	AMERICAN LIFE INSURANCE CO OF NEW YORK	PITTSBURGH	PA	15.37%
VIP Mid Cap Portfolio – Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	39.13%
VIP Mid Cap Portfolio – Service Class	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	23.39%
VIP Mid Cap Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	15.18%
VIP Mid Cap Portfolio – Service Class	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.32%
VIP Mid Cap Portfolio – Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	14.86%
VIP Mid Cap Portfolio – Service Class 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	10.41%
VIP Mid Cap Portfolio – Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	8.51%
VIP Mid Cap Portfolio – Service Class 2	NYLIAC	PARSIPPANY	NJ	8.41%
VIP Mid Cap Portfolio – Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	CHARLOTTE	NC	7.49%
VIP Mid Cap Portfolio – Service Class 2	EQUITABLE FINANCIAL LIFE INSURANCE	NEW YORK	NY	6.76%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND III (continued)
VIP Mid Cap Portfolio – Service Class 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.81%
VIP Mid Cap Portfolio – Service Class 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.28%
VIP Value Strategies Portfolio – Initial Class	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	10.93%
VIP Value Strategies Portfolio – Initial Class	VIP FREEDOM 2040 PORTFOLIO	BOSTON	MA	6.64%
VIP Value Strategies Portfolio – Initial Class	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	6.38%
VIP Value Strategies Portfolio – Initial Class	VIP FREEDOM 2035 PORTFOLIO	BOSTON	MA	5.66%
VIP Value Strategies Portfolio – Initial Class	VIP FREEDOM 2025 PORTFOLIO	BOSTON	MA	5.04%
VIP Value Strategies Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	93.22%
VIP Value Strategies Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.25%
VIP Value Strategies Portfolio – Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	69.92%
VIP Value Strategies Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	10.04%
VIP Value Strategies Portfolio – Service Class 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	7.66%

VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio – Initial Class	NOWICK	AUSTIN	TX	6.03%
VIP Consumer Discretionary Portfolio – Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	48.37%
VIP Consumer Discretionary Portfolio – Service Class 2	FMR CAPITAL	BOSTON	MA	33.82%
VIP Consumer Discretionary Portfolio – Service Class 2	LINCOLN LIFE AND ANNUITY CO OF NEW YORK	FORT WAYNE	IN	17.81%
VIP Consumer Staples Portfolio – Initial Class	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	23.89%
VIP Consumer Staples Portfolio – Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	84.13%
VIP Consumer Staples Portfolio – Service Class 2	FMR CAPITAL	BOSTON	MA	13.11%
VIP Energy Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	58.87%
VIP Energy Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.64%
VIP Energy Portfolio – Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	8.47%

Class Name	Owner Name	City	State	Ownership %

VARIABLE INSURANCE PRODUCTS FUND IV (continued)
VIP Energy Portfolio – Service Class 2	THRIVENT FINANCIAL FOR LUTHERANS	MINNEAPOLIS	MN	8.38%
VIP Energy Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.52%
VIP Energy Portfolio – Service Class 2	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	5.49%
VIP Financials Portfolio – Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	71.50%
VIP Financials Portfolio – Service Class 2	FMR CAPITAL	BOSTON	MA	26.20%
VIP Health Care Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	12.28%
VIP Health Care Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	86.66%
VIP Health Care Portfolio – Service Class 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.71%
VIP Materials Portfolio – Initial Class	HENNESSY	PONCE INLET	FL	13.72%
VIP Materials Portfolio – Initial Class	CHIARELLO	PT CHARLOTTE	FL	10.30%
VIP Real Estate Portfolio – Initial Class	NYLIAC	PARSIPPANY	NJ	32.50%
VIP Real Estate Portfolio – Initial Class	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	24.00%
VIP Real Estate Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	43.17%
VIP Real Estate Portfolio – Service Class	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	35.67%
VIP Real Estate Portfolio – Service Class	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	12.53%
VIP Real Estate Portfolio – Service Class	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	7.39%
VIP Real Estate Portfolio – Service Class 2	AUGUSTAR LIFE INSURANCE COMPANY	MONTGOMERY	OH	47.56%
VIP Real Estate Portfolio – Service Class 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	18.15%
VIP Real Estate Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	13.75%
VIP Real Estate Portfolio – Service Class 2	MIDLAND NATIONAL LIFE INSURANCE	WEST DES MOINES	IA	11.18%
VIP Real Estate Portfolio – Service Class 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.15%
VIP Technology Portfolio – Initial Class	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	12.96%
VIP Technology Portfolio – Service Class 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	57.21%
VIP Technology Portfolio – Service Class 2	LINCOLN LIFE AND ANNUITY CO OF NEW YORK	FORT WAYNE	IN	41.69%
VIP Utilities Portfolio – Initial Class	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	17.43%

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

As of March 31, 2024, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Class Name	Owner Name	City	State	Ownership %
VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	26.03%
VIP Stock Selector All Cap Portfolio	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	43.96%
VIP Stock Selector All Cap Portfolio	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	28.75%

VARIABLE INSURANCE PRODUCTS FUND II
VIP International Index Portfolio	NYLIAC	PARSIPPANY	NJ	29.26%

VARIABLE INSURANCE PRODUCTS FUND III
VIP Growth & Income Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	42.20%
VIP Growth Opportunities Portfolio	NYLIAC	PARSIPPANY	NJ	39.09%
VIP Value Strategies Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	34.21%

VARIABLE INSURANCE PRODUCTS FUND IV
VIP Energy Portfolio	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	25.22%

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX F

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustees*		Advisory Board Members
Trust	Jonathan Chiel	Bettina Doulton	Robert A. Lawrence	Peter S. Lynch	Karen B. Peetz
Variable Insurance Products Fund	Trustee 2016	Trustee 2021	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023
Variable Insurance Products Fund II	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023
Variable Insurance Products Fund III	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2003	Advisory Board Member 2023
Variable Insurance Products Fund IV	n/a	Trustee 2020	Trustee 2020	Advisory Board Member 2018	Advisory Board Member 2023

*	Trustee has been determined to be “interested” by virtue of, among other things, their affiliation with a trust or various entities under common control with FMR.

Independent Trustees
Trust	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy	Oscar Munoz	David M. Thomas	Susan Tomasky	Michael E. Wiley
Variable Insurance Products Fund	Advisory Board Member 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020
Variable Insurance Products Fund II	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020
Variable Insurance Products Fund III	Trustee 2023	Trustee 2021	Trustee 2020	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2008	Trustee 2020	Trustee 2020
Variable Insurance Products Fund IV	Trustee 2023	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2020	Trustee 2021	Trustee 2021	Trustee 2018	Trustee 2020	Trustee 2008

F-1

APPENDIX G

Information regarding nominee and Trustee ownership of fund shares as of March 31, 2024 is provided below.

Interested Nominees

Dollar range of fund shares as of March 31, 2024	Bettina Doulton	Robert A. Lawrence

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	none	none

VIP Floating Rate High Income Portfolio	none	none

VIP Growth Portfolio	none	none

VIP High Income Portfolio	none	none

VIP Overseas Portfolio	none	none

VIP Stock Selector All Cap Portfolio	none	none

VIP Value Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	none	none

VIP Disciplined Small Cap Portfolio	none	none

VIP Emerging Markets Portfolio	none	none

VIP Extended Market Index Portfolio	none	none

VIP Index 500 Portfolio	none	none

VIP International Capital Appreciation Portfolio	none	none

VIP International Index Portfolio	none	none

VIP Total Market Index Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	none	none

VIP Dynamic Capital Appreciation Portfolio	none	none

VIP Growth & Income Portfolio	none	none

VIP Growth Opportunities Portfolio	none	none

VIP Mid Cap Portfolio	none	none

VIP Value Strategies Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	none	none

VIP Consumer Discretionary Portfolio	none	none

VIP Consumer Staples Portfolio	none	none

VIP Energy Portfolio	none	none

VIP Financials Portfolio	none	none

VIP Health Care Portfolio	none	none

Dollar range of fund shares as of March 31, 2024	Bettina Doulton	Robert A. Lawrence

VARIABLE INSURANCE PRODUCTS FUND IV (continued)

VIP Industrials Portfolio	none	none

VIP Materials Portfolio	none	none

VIP Real Estate Portfolio	none	none

VIP Technology Portfolio	none	none

VIP Utilities Portfolio	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Nominees

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	none	none	none	none	none	none

VIP Floating Rate High Income Portfolio	none	none	none	none	none	none

VIP Growth Portfolio	none	none	none	none	none	none

VIP High Income Portfolio	none	none	none	none	none	none

VIP Overseas Portfolio	none	none	none	none	none	none

VIP Stock Selector All Cap Portfolio	none	none	none	none	none	none

VIP Value Portfolio	none	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	none	none	none	none	none	none

VIP Disciplined Small Cap Portfolio	none	none	none	none	none	none

VIP Emerging Markets Portfolio	none	none	none	none	none	none

VIP Extended Market Index Portfolio	none	none	none	none	none	none

VIP Index 500 Portfolio	none	none	none	none	none	none

VIP International Capital Appreciation Portfolio	none	none	none	none	none	none

VIP International Index Portfolio	none	none	none	none	none	none

VIP Total Market Index Portfolio	none	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	none	none	none	none	none	none

VIP Dynamic Capital Appreciation Portfolio	none	none	none	none	none	none

VIP Growth & Income Portfolio	none	none	none	none	none	none

VIP Growth Opportunities Portfolio	none	none	none	none	none	none

VIP Mid Cap Portfolio	none	none	none	none	none	none

VIP Value Strategies Portfolio	none	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	none	none	none	none	none	none

VIP Consumer Discretionary Portfolio	none	none	none	none	none	none

VIP Consumer Staples Portfolio	none	none	none	none	none	none

VIP Energy Portfolio	none	none	none	none	none	none

VIP Financials Portfolio	none	none	none	none	none	none

VIP Health Care Portfolio	none	none	none	none	none	none

VIP Industrials Portfolio	none	none	none	none	none	none

VIP Materials Portfolio	none	none	none	none	none	none

VIP Real Estate Portfolio	none	none	none	none	none	none

VIP Technology Portfolio	none	none	none	none	none	none

VIP Utilities Portfolio	none	none	none	none	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	none	none	none	none	none

VIP Floating Rate High Income Portfolio	none	none	none	none	none

VIP Growth Portfolio	none	none	none	none	none

VIP High Income Portfolio	none	none	none	none	none

VIP Overseas Portfolio	none	none	none	none	none

VIP Stock Selector All Cap Portfolio	none	none	none	none	none

VIP Value Portfolio	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	none	none	none	none	none

VIP Disciplined Small Cap Portfolio	none	none	none	none	none

VIP Emerging Markets Portfolio	none	none	none	none	none

VIP Extended Market Index Portfolio	none	none	none	none	none

VIP Index 500 Portfolio	none	none	none	none	none

VIP International Capital Appreciation Portfolio	none	none	none	none	none

VIP International Index Portfolio	none	none	none	none	none

VIP Total Market Index Portfolio	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	none	none	none	none	none

VIP Dynamic Capital Appreciation Portfolio	none	none	none	none	none

VIP Growth & Income Portfolio	none	none	none	none	none

VIP Growth Opportunities Portfolio	none	none	none	none	none

VIP Mid Cap Portfolio	none	none	none	none	none

VIP Value Strategies Portfolio	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	none	none	none	none	none

VIP Consumer Discretionary Portfolio	none	none	none	none	none

VIP Consumer Staples Portfolio	none	none	none	none	none

VIP Energy Portfolio	none	none	none	none	none

VIP Financials Portfolio	none	none	none	none	none

VIP Health Care Portfolio	none	none	none	none	none

VIP Industrials Portfolio	none	none	none	none	none

VIP Materials Portfolio	none	none	none	none	none

Dollar range of fund shares as of March 31, 2024	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

VARIABLE INSURANCE PRODUCTS FUND IV (continued)

VIP Real Estate Portfolio	none	none	none	none	none

VIP Technology Portfolio	none	none	none	none	none

VIP Utilities Portfolio	none	none	none	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000	over $100,000	over $100,000	over $100,000

Interested Trustees

Dollar range of fund shares as of March 31, 2024	Jonathan Chiel

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	none

VIP Floating Rate High Income Portfolio	none

VIP Growth Portfolio	none

VIP High Income Portfolio	none

VIP Overseas Portfolio	none

VIP Stock Selector All Cap Portfolio	none

VIP Value Portfolio	none

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	none

VIP Disciplined Small Cap Portfolio	none

VIP Emerging Markets Portfolio	none

VIP Extended Market Index Portfolio	none

VIP Index 500 Portfolio	none

VIP International Capital Appreciation Portfolio	none

VIP International Index Portfolio	none

VIP Total Market Index Portfolio	none

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	none

VIP Dynamic Capital Appreciation Portfolio	none

VIP Growth & Income Portfolio	none

VIP Growth Opportunities Portfolio	none

VIP Mid Cap Portfolio	none

VIP Value Strategies Portfolio	none

Dollar range of fund shares as of March 31, 2024	Jonathan Chiel

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	none

VIP Consumer Discretionary Portfolio	none

VIP Consumer Staples Portfolio	none

VIP Energy Portfolio	none

VIP Financials Portfolio	none

VIP Health Care Portfolio	none

VIP Industrials Portfolio	none

VIP Materials Portfolio	none

VIP Real Estate Portfolio	none

VIP Technology Portfolio	none

VIP Utilities Portfolio	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

APPENDIX H

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2023, as applicable. Jonathan Chiel, Bettina Doulton, and Robert A. Lawrence, and Peter S. Lynch are interested persons and are compensated by Fidelity.

AGGREGATE COMPENSATION FROM A FUND	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	$672	$1,735	$1,866	$1,735	$1,735	$1,735
VIP Floating Rate High Income Portfolio	$35	$84	$90	$84	$84	$84
VIP Growth Portfolio	$979	$2,347	$2,525	$2,347	$2,347	$2,347
VIP High Income Portfolio	$89	$231	$248	$231	$231	$231
VIP Overseas Portfolio	$203	$527	$567	$527	$527	$527
VIP Stock Selector All Cap Portfolio	$495	$1,256	$1,351	$1,256	$1,256	$1,256
VIP Value Portfolio	$58	$150	$161	$150	$150	$150

VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio[2]	$2,348	$5,741	$6,174	$5,741	$5,741	$5,741
VIP Disciplined Small Cap Portfolio	$41	$102	$109	$102	$102	$102
VIP Emerging Markets Portfolio	$120	$309	$333	$309	$309	$309
VIP Extended Market Index Portfolio	$36	$74	$79	$74	$74	$74
VIP Index 500 Portfolio	$1,504	$3,644	$3,919	$3,644	$3,644	$3,644
VIP International Capital Appreciation Portfolio	$69	$173	$186	$173	$173	$173
VIP International Index Portfolio	$57	$135	$145	$135	$135	$135
VIP Total Market Index Portfolio	$89	$209	$224	$209	$209	$209

VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	$777	$1,940	$2,087	$1,940	$1,940	$1,940
VIP Dynamic Capital Appreciation Portfolio	$25	$62	$66	$62	$62	$62
VIP Growth & Income Portfolio	$247	$624	$671	$624	$624	$624
VIP Growth Opportunities Portfolio	$312	$723	$778	$723	$723	$723
VIP Mid Cap Portfolio[3]	$789	$2,043	$2,197	$2,043	$2,043	$2,043
VIP Value Strategies Portfolio	$78	$203	$218	$203	$203	$203

VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	$20	$40	$43	$40	$40	$40
VIP Consumer Discretionary Portfolio	$28	$66	$71	$66	$66	$66
VIP Consumer Staples Portfolio	$33	$87	$93	$87	$87	$87
VIP Energy Portfolio	$72	$204	$220	$204	$204	$204
VIP Financials Portfolio	$21	$60	$65	$60	$60	$60
VIP Health Care Portfolio	$136	$364	$391	$364	$364	$364
VIP Industrials Portfolio	$20	$49	$52	$49	$49	$49

AGGREGATE COMPENSATION FROM A FUND	Vijay C. Advani	Thomas P. Bostick	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Thomas A. Kennedy

VARIABLE INSURANCE PRODUCTS FUND IV (continued)
VIP Materials Portfolio	$11	$29	$32	$29	$29	$29
VIP Real Estate Portfolio	$40	$104	$112	$104	$104	$104
VIP Technology Portfolio	$224	$488	$524	$488	$488	$488
VIP Utilities Portfolio	$26	$74	$80	$74	$74	$74

TOTAL COMPENSATION FROM THE FUND COMPLEX(A)	$216,667	$530,000	$570,000	$530,000	$530,000	$530,000

(A)

Reflects compensation received for the calendar year ended December 31, 2023, for 322 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Vijay Advani, $128,708; Thomas P. Bostick, $120,000; Donald F. Donahue, $336,252; Vicki L. Fuller, $150,000; Thomas A. Kennedy, $156,083.

[1]	Estimated for the fund’s first full year.
[2]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $2,348; Thomas P. Bostick, $2,203; Donald F. Donahue, $6,174; Vicki L. Fuller, $2,754; Thomas A. Kennedy, $2,866.

[3]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Vijay Advani, $789; Thomas P. Bostick, $785; Donald F. Donahue, $2,197; Vicki L. Fuller, $981; Thomas A. Kennedy, $1,020.

AGGREGATE COMPENSATION FROM A FUND	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	$1,703	$672	$2,030	$1,735	$1,834
VIP Floating Rate High Income Portfolio	$82	$35	$98	$84	$88
VIP Growth Portfolio	$2,303	$979	$2,746	$2,347	$2,480
VIP High Income Portfolio	$227	$89	$270	$231	$244
VIP Overseas Portfolio	$517	$203	$616	$527	$557
VIP Stock Selector All Cap Portfolio	$1,233	$495	$1,470	$1,256	$1,327
VIP Value Portfolio	$147	$58	$176	$150	$159

VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio[2]	$5,633	$2,348	$6,716	$5,741	$6,066
VIP Disciplined Small Cap Portfolio	$100	$41	$119	$102	$107
VIP Emerging Markets Portfolio	$303	$120	$362	$309	$327
VIP Extended Market Index Portfolio	$72	$36	$86	$74	$78
VIP Index 500 Portfolio	$3,575	$1,504	$4,262	$3,644	$3,850
VIP International Capital Appreciation Portfolio	$170	$69	$202	$173	$183
VIP International Index Portfolio	$132	$57	$158	$135	$142
VIP Total Market Index Portfolio	$205	$89	$244	$209	$220

AGGREGATE COMPENSATION FROM A FUND	Oscar Munoz	Karen B. Peetz	David M. Thomas	Susan Tomasky	Michael E. Wiley

VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	$1,904	$777	$2,270	$1,940	$2,050
VIP Dynamic Capital Appreciation Portfolio	$60	$25	$72	$62	$65
VIP Growth & Income Portfolio	$612	$247	$730	$624	$659
VIP Growth Opportunities Portfolio	$710	$312	$846	$723	$764
VIP Mid Cap Portfolio[3]	$2,005	$789	$2,390	$2,043	$2,159
VIP Value Strategies Portfolio	$199	$78	$238	$203	$215

VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	$39	$20	$47	$40	$42
VIP Consumer Discretionary Portfolio	$65	$28	$78	$66	$70
VIP Consumer Staples Portfolio	$85	$33	$102	$87	$92
VIP Energy Portfolio	$200	$72	$239	$204	$216
VIP Financials Portfolio	$59	$21	$71	$60	$64
VIP Health Care Portfolio	$357	$136	$425	$364	$384
VIP Industrials Portfolio	$48	$20	$57	$49	$52
VIP Materials Portfolio	$29	$11	$34	$29	$31
VIP Real Estate Portfolio	$102	$40	$122	$104	$110
VIP Technology Portfolio	$478	$224	$570	$488	$515
VIP Utilities Portfolio	$73	$26	$87	$74	$78

TOTAL COMPENSATION FROM THE FUND COMPLEX(A)	$520,000	$216,667	$620,000	$530,000	$560,000

(A)

Reflects compensation received for the calendar year ended December 31, 2023, for 322 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Karen Peetz: $128,708; Susan Tomasky: $180,000.

[1]	Estimated for the fund’s first full year.
[2]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $2,348; Susan Tomasky: $3,305.

[3]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Karen Peetz: $789; Susan Tomasky: $1,177.

APPENDIX I

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

December 31, 2023A

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees

VIP Balanced Portfolio	$52,700	$–	$12,200	$1,300

VIP Communication Services Portfolio	$33,700	$2,800	$6,700	$900

VIP Consumer Discretionary Portfolio	$33,700	$2,800	$6,700	$900

VIP Consumer Staples Portfolio	$33,700	$2,800	$6,700	$900

VIP Contrafund Portfolio	$49,800	$–	$10,000	$1,200

VIP Disciplined Small Cap Portfolio	$39,600	$–	$9,800	$1,000

VIP Dynamic Capital Appreciation Portfolio	$34,900	$–	$10,300	$900

VIP Emerging Markets Portfolio	$44,400	$–	$10,000	$1,100

VIP Energy Portfolio	$33,700	$2,800	$6,700	$900

VIP Equity-Income Portfolio	$62,700	$5,100	$20,200	$1,700

VIP Extended Market Index Portfolio	$53,300	$–	$10,300	$1,300

VIP Financials Portfolio	$34,200	$2,900	$6,700	$1,000

VIP Floating Rate High Income Portfolio	$63,100	$5,200	$10,600	$1,700

VIP Growth & Income Portfolio	$44,100	$–	$10,400	$1,100

VIP Growth Opportunities Portfolio	$46,400	$–	$8,900	$1,100

VIP Growth Portfolio	$56,100	$4,400	$12,000	$1,500

VIP Health Care Portfolio	$37,400	$3,100	$6,700	$900

VIP High Income Portfolio	$73,500	$5,800	$9,500	$1,900

VIP Index 500 Portfolio	$45,800	$–	$10,200	$1,100

VIP Industrials Portfolio	$33,700	$2,800	$7,400	$900

VIP International Capital Appreciation Portfolio	$50,800	$4,400	$11,600	$1,500

VIP International Index Portfolio	$52,200	$–	$11,100	$1,200

VIP Materials Portfolio	$33,700	$2,800	$6,700	$900

VIP Mid Cap Portfolio	$43,100	$3,500	$7,700	$1,200

VIP Overseas Portfolio	$57,800	$4,900	$20,600	$1,600

VIP Real Estate Portfolio	$41,000	$3,500	$9,200	$1,200

VIP Stock Selector All Cap Portfolio	$36,900	$3,100	$7,700	$1,000

VIP Technology Portfolio	$38,300	$3,100	$7,400	$1,000

VIP Total Market Index Portfolio	$53,300	$–	$10,600	$1,300

VIP Utilities Portfolio	$32,600	$2,700	$6,700	$900

VIP Value Portfolio	$41,600	$–	$13,100	$1,100

VIP Value Strategies Portfolio	$41,000	$–	$11,700	$1,000

December 31, 2022A

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees

VIP Balanced Portfolio	$52,000	$–	$9,800	$1,200

VIP Communication Services Portfolio	$32,300	$2,900	$6,400	$1,000

VIP Consumer Discretionary Portfolio	$32,300	$2,900	$6,400	$1,000

VIP Consumer Staples Portfolio	$32,300	$2,900	$6,400	$1,000

VIP Contrafund Portfolio	$48,800	$–	$8,800	$1,200

VIP Disciplined Small Cap Portfolio	$39,200	$–	$8,800	$1,000

VIP Dynamic Capital Appreciation Portfolio	$34,600	$–	$8,800	$1,100

VIP Emerging Markets Portfolio	$43,900	$–	$9,100	$1,100

VIP Energy Portfolio	$32,300	$2,900	$7,400	$1,000

VIP Equity-Income Portfolio	$59,400	$5,200	$10,600	$1,800

VIP Extended Market Index Portfolio	$52,900	$–	$8,900	$1,200

VIP Financials Portfolio	$32,700	$2,900	$6,800	$1,000

VIP Floating Rate High Income Portfolio	$60,300	$5,200	$10,100	$1,800

VIP Growth & Income Portfolio	$43,600	$–	$8,800	$1,100

VIP Growth Opportunities Portfolio	$46,000	$–	$7,100	$1,100

VIP Growth Portfolio	$53,000	$4,500	$7,700	$1,500

VIP Health Care Portfolio	$35,800	$3,100	$6,800	$1,100

VIP High Income Portfolio	$70,000	$5,900	$9,000	$2,000

VIP Index 500 Portfolio	$45,000	$–	$8,800	$1,100

VIP Industrials Portfolio	$32,300	$2,900	$6,400	$1,000

VIP International Capital Appreciation Portfolio	$48,600	$4,400	$11,000	$1,500

VIP International Index Portfolio	$51,700	$–	$9,200	$1,200

VIP Materials Portfolio	$32,300	$2,900	$6,400	$1,000

VIP Mid Cap Portfolio	$43,200	$3,600	$10,600	$1,200

VIP Overseas Portfolio	$55,000	$4,900	$11,200	$1,700

VIP Real Estate Portfolio	$39,100	$3,600	$8,700	$1,200

VIP Stock Selector All Cap Portfolio	$39,700	$3,100	$22,100	$1,100

VIP Technology Portfolio	$36,500	$3,200	$6,400	$1,100

VIP Total Market Index Portfolio	$52,900	$–	$8,900	$1,200

VIP Utilities Portfolio	$31,300	$2,800	$6,600	$1,000

VIP Value Portfolio	$41,000	$–	$11,600	$1,100

VIP Value Strategies Portfolio	$40,600	$–	$10,500	$1,000

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX J

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

December 31, 2023A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$8,284,200	$1,000	$–

December 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees

Deloitte Entities	$–	$–	$–

PwC	$7.914,600	$1,000	$–

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

J-1

APPENDIX K

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA

Variable Insurance Products Fund

Deloitte Entities	December 31, 2023	$256,800

Deloitte Entities	December 31, 2022	$470,300

PwC	December 31, 2023	$13,706,300

PwC	December 31, 2022	$12,992,400

Variable Insurance Products Fund II

Deloitte Entities	December 31, 2023	$322,800

Deloitte Entities	December 31, 2022	$528,100

PwC	December 31, 2023	$13,605,300

PwC	December 31, 2022	$12,899,900

Variable Insurance Products Fund III

Deloitte Entities	December 31, 2023	$301,500

Deloitte Entities	December 31, 2022	$507,900

PwC	December 31, 2023	$13,600,200

PwC	December 31, 2022	$12,898,400

Variable Insurance Products Fund IV

PwC	December 31, 2023	$13,708,000

PwC	December 31, 2022	$13,002,100

K-1

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

The term “VIP” as used in this document refers to Fidelity® Variable Insurance Products.

1.9912054.100	EQVP24-PXS-0524

Form of Proxy Card

PO Box 28015 Albuquerque, NM 87125-8015

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

EASY VOTING OPTION:
[Shareholder’s name and address prints here]

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

FIDELITY MUTUAL FUNDS

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) listed on the reverse side of this card, as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MQZDHHG, on July 16, 2024 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Control Number]	[Security Code]

VIP_33946_050324_C

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held virtually on July 16, 2024.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement for this meeting are available at:

https://www.proxy-direct.com/fidelity

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30
Fund Name31	Fund Name32

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSAL 1.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1:

1.	To elect a Board of Trustees.				FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
	01. Bettina Doulton	02. Robert A. Lawrence	03. Vijay C. Advani	04. Thomas P. Bostick
	05. Donald F. Donahue	06. Vicki L. Fuller	07. Patricia L. Kampling	08. Thomas A. Kennedy
	09. Oscar Munoz	10. Karen B. Peetz	11. David M. Thomas	12. Susan Tomasky
13. Michael E. Wiley

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided:

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	VIP1 33946	xxxxxxxxxxxxxx

Form of Proxy Card

PO Box 28015 Albuquerque, NM 87125-8015

Individual SmartCard™

This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.

EASY VOTING OPTION:
[Shareholder’s name and address prints here]

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

FIDELITY MUTUAL FUNDS

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Thomas A. Kennedy, William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) listed on the reverse side of this card, as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MQZDHHG, on July 16, 2024 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Control Number]	[Security Code]

VIP_33946_050324_I

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to be held virtually on July 16, 2024.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement for this meeting are available at:

https://www.proxy-direct.com/fidelity

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30
Fund Name31	Fund Name32

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSAL 1.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1:

1.	To elect a Board of Trustees.				FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
	01. Bettina Doulton	02. Robert A. Lawrence	03. Vijay C. Advani	04. Thomas P. Bostick
	05. Donald F. Donahue	06. Vicki L. Fuller	07. Patricia L. Kampling	08. Thomas A. Kennedy
	09. Oscar Munoz	10. Karen B. Peetz	11. David M. Thomas	12. Susan Tomasky
13. Michael E. Wiley

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided:

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	VIP2 33946	xxxxxxxxxxxxxx

Proxy Voting Q&A posted on fidelity.com

Proxy Voting by Shareholders of Fidelity Funds

Thank you for investing with Fidelity!

A mutual fund is an investment company, and your investment in shares of a Fidelity mutual fund makes you a shareholder of the fund. As a shareholder, you are entitled to vote on matters presented at a fund’s shareholder meeting.

Mutual funds, like other companies, hold shareholder meetings to present and discuss important management decisions that require shareholder input, including proposed changes to fund services or certain policies.

•	You are entitled to one vote for each dollar of net asset value you own.

The Trustees of your Fidelity Fund— most of whom are not affiliated with Fidelity—are responsible for considering your interests as a shareholder.

•	One privilege of a mutual fund shareholder is to participate in electing the Trustees for your Fidelity Fund.

•	In turn, the Trustees, after careful review, may request your vote on other proposals that affect the fund and your investment in it.

We believe that voting by proxy online or by phone is the most convenient way for you to participate in a Fidelity Fund vote.

•	You can cast a proxy vote online, over the telephone, or through postal mail.

•	That way, your vote can be counted without your having to attend the meeting in person.

•	Or you may attend a shareholder meeting to vote in person.

We appreciate your placing your trust in Fidelity, and thank you for allowing us to help you achieve your financial goals.

+ Expand all - Collapse all

Frequently Asked Questions

+	What is proxy voting?

+	When will I receive the information I need to vote?

+	How can I submit a proxy vote?

+	I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?

+	I used to enter a PIN when voting proxy—why is this no longer required?

+	I voted and I would like to change my vote—is this possible?

+	Does my vote matter?

+	Who are “Computershare”, “Broadridge” and D.F. King?

+	How can I opt out of telephone calls about shareholder proxy voting?

Frequently Asked Questions

-What is proxy voting?

When your vote is requested on proposals that affect the fund and your investment in it, you could, if you wanted, attend the shareholder meeting in person—or you could vote by proxy online or by phone. This way, your vote can be counted without your having to attend the meeting in person.

Top

-When will I receive the information I need to vote?

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

-How can I submit a proxy vote?

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

-I consented for eDelivery of proxy materials—is it possible to receive hard copy paper materials instead?

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 800-343-3548. On the voting screen, you may also choose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink® Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences. [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits and update their mail preferences.]

Top

-I used to enter a PIN when voting proxy—why is this no longer required?

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

-I voted and I would like to change my vote—is this possible?

Yes, you can vote again using the “Voted” link in the Action column as long as voting is still open. The latest valid vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Does my vote matter?

Your vote is extremely important, no matter how large or small your holdings may be.

In order to take action at a Fidelity Funds shareholder meeting, a quorum must be achieved. Quorum is achieved when a sufficient number of shareholders are represented in person or by proxy at the shareholder meeting. If quorum is not achieved, the meeting may adjourn to a future date.

Fidelity and/or a third-party proxy vendor attempts to reach shareholders via multiple mailings or emails to remind them to cast their votes. As the meeting date approaches, phone calls may be made to shareholders who have not yet voted.

Voting your shares immediately when you receive notification will help the meeting achieve quorum and minimize additional expense and efforts to contact you by email or phone to solicit your vote.

Top

-Who are “Computershare”, “Broadridge” and D.F. King?

The shareholder proxy voting process is typically managed on behalf of the Fidelity funds by a proxy vendor. Fidelity may hire a third-party proxy vendor to call shareholders and record proxy votes. Computershare, Broadridge and D.F. King are examples of third-party proxy vendors that may have been retained by the Fidelity Funds.

Top

-How can I opt out of telephone calls about shareholder proxy voting?

Please call Fidelity at 800-343-3548 to make this request.

Top

Log Into Your Accounts For Proxy Materials (if any)Log In Required . [if shareholder clicks on the “log in” icon a window appears where they can log in to NetBenefits for proxy materials.]

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

What is Proxy Voting?

When will I receive the information I need to vote?

How can I submit a proxy vote?

I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

I used to enter a control number when voting proxy, why is this now no longer required?

I voted and I would like to change my vote, is this possible?

When can I expect to receive proxy materials?

Q: What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting.

Top

Q: When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q: How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Please note, online and telephone voting is available up until 11:59 PM EST on the day prior to the scheduled meeting. In order to vote on the day of the meeting, you must attend the meeting.

Top

Q: I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Top

Q: I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using institutional.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Top

Q: I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Proxy Help posted on institutional.fidelity.com

Proxy Materials Table

Proxy Type/Control Number

This column explains what type of shareholder meeting is taking place, and provides you with a unique control number that you’ll need to confirm your identity to submit a proxy vote. You might be asked to insert a security code in addition to the control number.

Due Date

The Due Date column reflects the meeting date minus one day. If you would like to cast a proxy vote online or by telephone, you will have the opportunity to do so up until 11:59 PM EST on the day prior to the scheduled meeting. If you would like to vote on the day of the meeting, you may do so by attending the meeting.

Status

The status column tells you which action you can take for a particular meeting, whether it’s casting a vote (Vote), changing a vote (Voted), or Meeting Closed.

Last Action Taken

This column shows the date on which you last voted or changed your vote, regardless of the method you used to submit your vote – by mail, telephone, or online.